UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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FIRST COMMUNITY BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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Notice of 2006 Annual Meeting of Stockholders
PROXY STATEMENT
1. ELECTION OF DIRECTORS
OTHER MATTERS
ANNUAL REPORTS
STOCKHOLDERS’ PROPOSALS
APPENDIX A

First Community Bancshares, Inc.
One Community Place
Bluefield, Virginia 24605-0989

Notice of 2006
Annual Meeting of Stockholders

To the Stockholders of First Community Bancshares, Inc.:

The ANNUAL MEETING of Stockholders of First Community Bancshares, Inc., will be held at the Corporate Offices of First Community Bancshares, Inc., located at 29 College Drive, Bluefield, Virginia, at 3:00 p.m. local time on Tuesday April 25, 2006, for the purpose of considering and voting upon the following items as more fully discussed herein.

1.	The election of directors to serve as members of the Board of Directors, Class of 2009.

2.	The transaction of such other business as may properly come before the meeting, or any adjournment thereof. The Board of Directors at present knows of no other business to come before this Annual Meeting.

Only stockholders of record at the close of business on March 7, 2006 are entitled to notice of and to vote at such meeting or at any adjournment thereof.

By Order of the Board of Directors

Robert L. Buzzo, Secretary

IMPORTANT

YOU MAY VOTE BY THE FOLLOWING METHODS:

1.	By telephone: (866) 540-5760 until 11:59 p.m. eastern daylight time on April 24, 2006; or

2.	On the internet at http://www.proxyvoting.com/fcb until 11:59 p.m. eastern daylight time on April 24, 2006; or

3.	Complete, sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting. An addressed return envelope is enclosed for your convenience. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held on Tuesday, April 25, 2006

The Board of Directors of First Community Bancshares, Inc. (the “Corporation”) solicits the enclosed proxy for use at the Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”), which will be held on Tuesday, April 25, 2006, at 3:00 p.m. local time at The Corporate Offices of First Community Bancshares, Inc., 29 College Avenue,, Bluefield, Virginia, and at any adjournment thereof.

The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, solicitation may be made in person, by telephone or by other means by officers, directors or regular employees of the Corporation.

This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Corporation on or about March 21, 2006.

Voting

Shares of common stock (par value $1 per share) (“Common Stock”) represented by proxies in the accompanying form, which are properly executed and returned to the Corporation, will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the nominees as described herein under “Election of Directors.”

Any stockholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the secretary of the Corporation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

The Board of Directors has fixed March 7, 2006 as the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the record date are entitled to be voted at the Annual Meeting and the holders of record will have one vote for each share so held in the matters to be voted upon by the stockholders. Shareholders of the Corporation do not have cumulative voting rights.

The presence in person or by proxy of a majority of the shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. All of the proposals for consideration at the Annual Meeting are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

As of the close of business on March 7, 2006, the outstanding shares of the Corporation consisted of 11,229,852 shares of Common Stock.

1. ELECTION OF DIRECTORS

The Corporation’s Board of Directors is comprised of nine directors, including eight non-employee directors, divided into three classes with staggered terms. All directors are elected for three-year terms. All directors have been determined to be independent by the Board of Directors except for Mr. John M. Mendez, who is employed by the Corporation as President and Chief Executive Officer.

The nominees for the Board of Directors to serve until the Annual Meeting of Stockholders in 2009 are set forth below. All nominees are currently serving on the Corporation’s Board of Directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. All nominees named herein have consented to be named and to serve as directors if elected.

No director or executive officer of the Corporation is related to any other director or executive officer of the Corporation by blood, or marriage or adoption, except for Mr. Stafford who is the father of Mr. Stafford, II.

			Director of
		Principal Occupation and Employment	Corporation	Class of
Name	Age	Last Five Years; Principal Directorships	Since	Directors

I. Norris Kantor	76	Of Counsel, Katz, Kantor & Perkins Attorneys-at-Law; Director of Mercer Realty, Inc., a real estate management company; Director, First Community Bank, N.A.; Member of Bank Loan and Trust Committees; Chairman of Bank Compliance Committee	1989	2009
A. A. Modena	77	Retired Executive Vice President and Secretary of the Corporation; Director, First Community Bank, N. A.; Member of Compensation and Executive Committees, Chairman of Nominating Committee and Chairman of Bank Trust Committee; Director of Stone Capital Management, Inc.; Former President of the Flat Top National Bank of Bluefield and Executive Vice-President of its Trust and Financial Services Division.	1989	2009
William P. Stafford, II	42	Attorney, Brewster, Morhous, Cameron, Caruth, Moore, Kersey & Stafford, PLLC; Director, First Community Bank, N. A.; Member of the Compensation and Executive Committees; Member of the Bank Loan and Trust Committees; Chairman of Stone Capital Management, Inc.	1994	2009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE
NOMINEES FOR DIRECTOR.

Continuing Directors

The following persons will continue to serve as members of the Board of Directors until the Annual Meeting of Stockholders in the year of the expiration of their designated terms. The name, age, principal occupation and certain biographical information for each continuing director are presented below:

			Director of
		Principal Occupation and Employment	Corporation	Class of
Name	Age	Last Five Years; Principal Directorships	Since	Directors

Allen T. Hamner	64	Professor of Chemistry, West Virginia Wesleyan College; Director, First Community Bank, N. A.; Member of Audit, Compensation, Nominating and Executive Committees	1993	2007
B. W. Harvey	74	Retired Former President, Highlands Real Estate Management, Inc. (a company which provides commercial property leasing services); Director and Chairman First Community Bank, N. A.; Financial Expert on Audit Committee; Member of the Nominating and Executive Committees; Member of the Bank Loan Committee	1989	2007
John M. Mendez	51	President and Chief Executive Officer of the Corporation; Director, Executive Vice President, First Community Bank, N. A.; Past Vice President, Chief Financial Officer & Secretary of the Corporation; Past Senior Vice President — Finance & Chief Administrative Officer, First Community Bank, N. A.	1994	2007
Robert E. Perkinson, Jr.	58	Former Mayor of City of Bluefield, W.Va.; Past Vice President-Operations, MAPCO Coal, Inc., Permac, Inc., Race Fork Coal Company, and South Atlantic Coal, Inc., (all coal mining operations); Director, First Community Bank, N. A.; Chairman of Audit Committee; Chairman of Bank Loan Committee	1994	2008
William P. Stafford	72	President, Princeton Machinery Service, Inc. (a machinery manufacturing and repair company); Chairman of the H. P. & Anne S. Hunnicutt Foundation; Chairman of the Board of the Corporation; Director, First Community Bank, N. A.; Chairman of Executive Committee; Member of the Bank Loan Committee	1989	2008

			Director of
		Principal Occupation and Employment	Corporation	Class of
Name	Age	Last Five Years; Principal Directorships	Since	Directors

Harold V. Groome, Jr.	61	Chairman, Groome Transportation, Inc.; Chairman, Groome Transportation of Georgia, Inc. (providers of personal and business transportation services); Director, Churchill Casualty, Ltd.; Director, First Community Bank, N. A.; Member of the Bank Trust Committee; Member of Audit Committee and Chairman of Compensation Committee	2003	2008

Executive Officers who are not Directors

The name, age, principal occupation and certain biographical information for each continuing officer are presented below:

			Officer of
		Principal Occupation and Employment	Corporation
Name	Age	Last Five Years; Principal Directorships	Since

Robert L. Buzzo	55	President and Director of First Community Bank, N. A.; Vice President and Secretary of the Corporation; past Chief Executive Officer of First Community Bank — Bluefield, a division of First Community Bank, N. A.	2000
E. Stephen Lilly	47	Chief Operating Officer of the Corporation; Senior Vice President and Chief Operating Officer of First Community Bank, N. A.; past Vice President-Operations of First Community Bank, N. A.	2000
Mark A. Wendel*	47	Chief Financial Officer of the Corporation; Senior Vice President-Finance of First Community Bank, N. A.; past Corporate Controller of BankAtlantic Bancorp; past Chief Accounting Officer and Corporate Controller	2005
Robert L. Schumacher*	54	Senior Vice President and General Counsel and Secretary of First Community Bank, N. A.; Past Chief Financial Officer and Senior Vice President-Finance of the Corporation; Past Senior Vice President and Senior Trust Officer of First Community Bank, N. A	2000

*	On November 15, 2005, the Board of Directors appointed Mark A. Wendel to the position of Chief Financial Officer. Robert L. Schumacher simultaneously moved from the position of Chief Financial Officer to the position of Senior Vice President and General Counsel of First Community Bank, N. A. and continues to serve as Secretary of First Community Bank, N. A.

Compensation of Directors

During 2005, non-employee members of the Board of Directors received a retainer fee of $700 per month. During 2005, Audit Committee members received a retainer fee of $1,000 per quarter. Members of the Corporation’s Executive Committee also receive a fee of $250 per meeting unless held in conjunction with monthly board meetings, in which case no committee fee is paid. Members of the Nominating and Compensation Committees receive a fee of $200 per meeting. Directors of the Corporation may also be reimbursed for travel or other expenses incurred for attendance at Board or committee meetings. Directors who are employees of the Corporation receive no compensation for service on the Board or its committees.

In addition, non-employee directors of the Corporation participate in the 2001 Directors’ Stock Option Plan (the “Directors’ Option Plan”). The Directors’ Option Plan was implemented to facilitate and encourage investment in the Corporation’s future growth and continued success. No grants were made under the Director’s Option Plan in fiscal 2005. In fiscal 2001, non-employee directors were granted options to purchase 45,000 shares of Common Stock. Considering 10% stock dividends distributed in both 2002 and 2003, as well as certain option exercises, the outstanding options exercisable at December 31, 2005, by non-employee directors were 28,660 shares. The exercise price of each option is the market value of a share of Common Stock on the date of grant adjusted for the aforementioned stock dividends. The options are fully vested and must be exercised within 10 years of grant or two years following the director’s retirement, whichever occurs first.

Meeting Attendance

The Board of Directors held twelve meetings during 2005. All directors attended at least 75% of all meetings of the Board and any committee of which they were members. Directors are encouraged to attend annual meetings of the Corporation’s stockholders. All directors attended last year’s Annual Meeting.

Board Committees

Audit Committee

The Board of Directors of the Corporation previously established an Audit Committee consisting of Chairman Perkinson and Messrs. Hamner, Harvey and Groome, all non-employee members of the Board. Each Audit Committee member is independent under the Nasdaq Stock Market listing standards as well as the Sarbanes-Oxley Act of 2002. The Audit Committee, which operates under a Board approved charter, held ten meetings during 2005, reviews and acts on reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, the internal accounting and control systems of the Corporation, the nature of service performed for the Corporation by and the fees to be paid to the independent Registered Public Accounting Firm, the performance of the Corporation’s independent Registered Public Accounting Firm and internal auditors and the accounting practices of the Corporation. In 2003, the Board of Directors designated Mr. Harvey as the Audit Committee’s Financial Expert, based upon his qualifications and experience. The Audit Committee is responsible for the appointment of the Independent Registered Public Accounting Firm. The 2005 Report of the Audit Committee is presented beginning on page 10 of this Proxy Statement.

Compensation Committee

On October 25, 2005, at a meeting consisting of the independent members of the Board of Directors, the Compensation Committee was reinstituted consisting of Chairman Groome and Messrs. Hamner, Modena, and Stafford, II. All of the members of the Compensation Committee are independent. On June 15, 2004, the Board of Directors had assumed the duties of the former Compensation Committee, which prior to that date consisted of Directors Hamner, Modena and Stafford, II. The Compensation Committee is responsible for the review and consideration of the form and amount of compensation and contractual employment terms of the President and Chief Executive Officer of the Corporation, the review of compensation of other executive officers and the review of stock-based compensation plans and various non-qualified compensation and retirement programs maintained by the Corporation. The 2005 Report of the Compensation Committee regarding compensation matters is presented on page 9 of this Proxy Statement.

Executive Committee

The Board of Directors of the Corporation previously established an Executive Committee consisting of Chairman Stafford and Messrs. Hamner, Harvey, Mendez, Modena, and Stafford, II. The Executive Committee held no meetings during 2005. The Executive Committee is empowered to act on behalf of the Board on most corporate matters not involving business combinations.

Nominating Committee

The Board of Directors established a Nominating Committee in 2003. The Nominating Committee assumed certain responsibilities formerly delegated to the Executive Committee. The Nominating Committee is comprised of Messrs. Harvey, Hamner and Modena, all independent directors. The Committee operates under a Board-approved charter which outlines committee responsibilities, including review of the composition and qualifications of the Board of Directors, periodic evaluation of the Board and its effectiveness, review of Board membership needs, search, screening, and evaluation of director nominees and the evaluation of and response to shareholder proposals regarding board composition and membership, when and if presented to the Corporation. A copy of the Corporation’s Nominating Committee charter was attached to the Corporation’s 2004 Annual Proxy Statement.

Nominations to the Board of Directors by stockholders to be considered at the 2006 annual meeting of stockholders must be made in writing and delivered or mailed to the Corporate Secretary not less than thirty days prior to the 2006 annual meeting. However, in the event that less than thirty days notice of the 2006 annual meeting is given to stockholders, such notice of nomination shall be mailed or delivered to the Corporate Secretary no later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. The notice must set forth the candidate’s name, age, business address, residence address, principal occupation or employment, number of shares beneficially owned by the candidate, qualifications for Board membership, and any other information that would be required to solicit a proxy under federal securities law. In addition, the notice must include the nominating shareholder’s name, address, and number of shares beneficially owned and holding period of each share.

The Nominating Committee will consider shareholder recommendations for board candidates when the recommendations are properly submitted. Any shareholder recommendations for candidates to be nominated for board service submitted under the criteria summarized above should be addressed to:

Corporate Secretary
First Community Bancshares, Inc.
P.O. Box 989
Bluefield, Virginia 24605-0989

Transactions with Directors and Officers

Some of the directors and officers of the Corporation and members of their immediate families are at present, as in the past, customers of the Corporation’s subsidiary bank, and have had and expect to have transactions with the bank. In addition, some of the directors and officers of the Corporation are, as in the past, also officers of or partners in entities that are customers of the bank and have had and expect to have transactions with the bank. Such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

One of the directors, Mr. Stafford, II, is a practicing attorney with Brewster, Morhous, Cameron, Caruth, Moore, Kersey & Stafford, PLLC, a Bluefield, West Virginia, law firm which provides general legal services to the Corporation. The Corporation paid that firm $113,354 for these professional services in 2005.

During 2005, the Corporation made final payments on the 2004 construction of a bank facility in Princeton, West Virginia, and constructed new offices in one of its existing locations to facilitate the consolidation of its loan operations. Total payments of $247,000 were made to Fredeking/Stafford Construction Company the general contractor for these projects. The son of Mr. Stafford and the brother of Mr. Stafford, II, is a preferred shareholder of Fredeking/Stafford Construction Company. Contracts for these services were awarded through a competitive bidding process.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires the Corporation’s officers, directors and persons who own more than 10% of the Corporation’s capital stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Reporting Persons are required by regulation to furnish the Corporation with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

Based solely on review of the copies of such forms furnished to the Corporation, or written representations from its officers and directors, the Corporation believes that during, and with respect to, fiscal 2005, the Corporation’s officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act.

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following table sets forth, as of March 7, 2006, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Corporation to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) directors and executive officers of the Corporation and its major subsidiaries and (iii) all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the Common Stock shown as beneficially owned by them.

	Amount and Nature
	of Beneficial
	Ownership as of	Percent of
Name and Address of Beneficial Owner or	March 7,	Common
Number of Persons in Group	2006	Stock

The H. P. & Anne S. Hunnicutt Foundation(1)	1,222,100	10.86%
P.O. Box 309, Princeton, WV 24740
The Corporation’s Directors and Officers:
Robert L. Buzzo(2)	39,870	*
Harold V. Groome, Jr.(12)	20,562	*
Allen T. Hamner(3)(4)	17,525	*
B. W. Harvey(3)	20,588	*
I. Norris Kantor(13)	31,460	*
E. Stephen Lilly(7)	31,061	*
John M. Mendez(8)	62,392	*
A. A. Modena(3)	30,345	*
Robert E. Perkinson, Jr. (3)(9)	50,034	*
Robert L. Schumacher(10)	24,746	*
William P. Stafford(11)	247,358	2.20%
William P. Stafford, II	153,775	1.37%
Mark A. Wendel(14)	15,000	*
All Directors and Executive Officers as a Group (Twelve Persons)	759,717	6.75%

*	Represents less than 1% of the outstanding shares.

(1)	Information obtained from a Schedule 13G dated March 17, 2003. The H. P. and Anne S. Hunnicutt Foundation (“Foundation”) is a charitable, tax-exempt, private foundation. The Foundation was created by the family of two directors, William P. Stafford and William P. Stafford, II. Neither director exercises sole voting or dispositive power over the shares held by the Foundation.

(2)	Includes 14,717 shares allocated to Mr. Buzzo’s Employee Stock Ownership and Savings Plan (“ESOP”) account. Also includes 24,862 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(3)	Includes 6,050 shares issuable upon exercise of currently exercisable options granted under the Directors’ Option Plan.

(4)	Includes 4,712 shares held by Mr. Hamner’s wife.

(5)	Includes 1,544 shares held by Mr. Harvey’s wife.

(7)	Includes 2,167 shares allocated to Mr. Lilly’s ESOP account. Also includes 26,970 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(8)	Includes 18,058 shares allocated to Mr. Mendez’s ESOP account. Also includes 40,312 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(9)	Includes 23,901 shares held by the Robert E. Perkinson, Sr. Trust, 5,138 shares held by the Robert E. Perkinson, Jr. Trust in which Mr. Perkinson is deemed to share beneficial ownership and 5,938 shares held as agent for Mr. Perkinson’s wife. Mr. Perkinson is co-trustee of the Robert E. Perkinson, Sr. Trust and holds a remainder interest therein with two of his siblings, and he is co-trustee and sole beneficiary of the Robert E. Perkinson, Jr. Trust.

(10)	Includes 12,762 shares allocated to Mr. Schumacher’s ESOP account. Also includes 11,914 shares issuable upon exercise of currently exercisable options granted under the 1999 Stock Option Plan.

(11)	Includes 43,905 shares held by Stafford Farms LLC as to which Mr. Stafford is deemed to share beneficial ownership. Also includes 162,632 shares held jointly by Mr. Stafford and his wife, and 1,901 shares held by Mr. Stafford’s wife.

(12)	Includes 7,746 shares issuable upon exercise of currently exercisable options granted under The CommonWealth Bank Option Plan.

(13)	Includes 4,460 shares issuable upon exercise of currently exercisable options granted under the Directors’ Option Plan.

(14)	Includes 15,000 shares issuable upon exercise of currently exercisable options granted under the 2004 Omnibus Stock Option Plan.

Report on Executive Compensation

The Compensation Committee of the Board of Directors establishes and manages employment terms and the form and levels of compensation paid to the President and Chief Executive Officer (“CEO”). The Compensation Committee also periodically reviews the compensation of the other named executive officers, subject to primary salary administration for these officers by the CEO.

Other responsibilities of the Compensation Committee include the development of proposed contractual terms of employment and establishment of a framework for a competitive compensation package for the CEO and long-term compensation programs for all executive officers that adequately reward performance and provide incentives for retention. In carrying out its responsibilities, the Compensation Committee considers: i) the need to retain competent and effective management personnel; ii) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; iii) past performance of the CEO and other executive officers as measured against predetermined goals and objectives; and iv) the achievement of overall corporate goals.

In review of cash compensation of the CEO for the 2005 fiscal year, the Board of Directors awarded a merit increase which resulted in a total increase in base compensation from $325 thousand to $350 thousand annually. This salary adjustment was effective January 1, 2005.

In 2005 there were no recommended changes in the employment contract of the CEO. The CEO employment contract is for a three year term and renews annually. The contract provides for salary continuation for a period of 35 months in the event of termination within three years of a change in control of ownership. The contract also provides for salary continuation for a period of 30 months in the event of termination without cause, absent a change in control of ownership.

For 2005 the Board of Directors considered the performance of the CEO against pre-determined performance objectives and established operating budgets for the Corporation which served as the basis for their recommendation of an annual bonus to the Corporation’s CEO. The actual bonus payment to the CEO in the second quarter of 2005 was $25,000, based on a performance review for the 2004 fiscal year.

This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Corporation specifically incorporates this report by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Harold V. Groome, Jr.
Allen T. Hamner
A. A. Modena
William P. Stafford, II

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an officer or employee of the Corporation and no such member or executive officer of the Corporation has a relationship that would constitute an interlocking relationship with executive officers or directors of another public company.

Report of the Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions, financial reporting process, and internal controls.

The responsibilities of the Audit Committee include the appointment of an Independent Registered Public Accounting Firm to be engaged as the Corporation’s independent auditors for the purpose of performing an audit of the Corporation’s financial statements, expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted within the United States, and expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Additionally, and as appropriate, the Audit Committee reviews, evaluates, discusses, and consults with management, internal audit personnel, and the independent registered public accounting firm regarding the following:

•	the plan for, and Independent Registered Public Accounting Firm’s report on, each audit of the Corporation’s financial statements;

•	the Corporation’s financial disclosure documents, including all financial statements and reports sent to shareholders

•	changes in the Corporation’s accounting practices, principles, controls or methodologies, or in its financial statements;

•	significant developments in accounting rules;

•	the effectiveness of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel; and,

•	the establishment and maintenance of an environment at the Corporation that promotes ethical behavior

The Audit Committee Charter incorporates standards set forth in Securities and Exchange Commission regulations and the listing standards of the National Association of Securities Dealers. After appropriate review and discussion, the Audit Committee determined that the Committee fulfilled its responsibilities under the Audit Committee Charter in 2005.

The Audit Committee is responsible for recommending to the Board whether the Corporation’s financial statements be included in its annual report. The Committee held ten meetings during the fiscal year 2005 and took a number of steps in making the Independent Registered Public Accounting Firm recommendation. First, the Audit Committee discussed with its Independent Registered Public Accounting firm those matters the firm communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the Independent Registered Public Accounting Firm’s independence with that firm and received a letter from the Independent Registered Public Accounting Firm concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the Independent Registered Public Accounting Firm’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Corporation’s management and the Independent Registered Public Accounting Firm, the Corporation’s audited consolidated balance sheet at December 31, 2005, and consolidated statement of income, cash flows and stockholders’ equity for the year then ended. Based on discussions with the independent registered public accounting firm concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board (and the Board approved) that these financial statements be included in the Corporation’s 2005 Annual Report to Shareholders and incorporated by reference in its Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Robert E. Perkinson, Jr., Chairman
Harold V. Groome, Jr.
Allen T. Hamner
B. W. Harvey

Audit Fees

Fees for professional services provided by Ernst & Young LLP, the Corporation’s Independent Registered Public Accounting Firm, for the respective fiscal years ended December 31 are set forth below:

	2005	2004

Audit Fees	$601,234	$519,610
Audit-Related Fees	—	7,800
All Other Fees	—	—
Tax Fees	—	—

Fees for audit services include fees associated with the annual audit of the Corporation’s financial statements and management’s assessment of internal controls over financial reporting, the reviews of the Corporation’s quarterly reports on Forms 10-Q and annual report on Form 10-K, review of other documents filed with the Securities and Exchange Commission and required statutory audits. Audit related fees primarily include fees paid for certain accounting consultations. As indicated above, no fees were paid related to tax or any other services. All services described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the Independent Registered Public Accounting Firm. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the Independent Registered Public Accounting Firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions at its next scheduled meeting.

This report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless the Corporation specifically incorporates this report by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Executive Compensation for the Three Years Ended December 31, 2005

The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to the Corporation’s President and Chief Executive Officer and to other executive officers of the Corporation whose salary and bonus exceeded $100,000 during the year ended December 31, 2005.

					Long-Term Compensation
					Awards	Payouts
				Other Annual	Securities	LTIP	All Other
		Salary	Bonus	Compensation	Underlying	Payouts	Compensation
Name of Individual/Capacities Served	Year	($)	($)	($) (1)	Options (#)	($)	($) (2)

John M. Mendez	2005	350,000	25,000	—	—	—	30,032
President & Chief	2004	325,000	100,000	—	—	—	42,427
Executive Officer	2003	274,900	125,000	—	14,108	—	45,571
of the Corporation; Executive Vice President of First Community Bank, N. A
Robert L. Buzzo	2005	200,000	15,000	—	—	—	25,232
Vice President and	2004	180,000	30,000	—	—	—	25,399
Secretary of the	2003	160,000	20,000	—	7,565	—	24,536
Corporation; President of First Community Bank, N.A.; Chief Executive Officer of the Bluefield Division of First Community Bank, N. A
E. Stephen Lilly	2005	200,000	15,000	—	—	—	23,065
Chief Operating Officer	2004	190,000	50,000	—	—	—	26,419
of the Corporation;	2003	170,000	25,000	—	7,550	—	24,612
Senior Vice President & Chief Operating Officer of First Community Bank, N. A
Robert L. Schumacher*	2005	152,800	15,000	—	—	—	20,130
Senior Vice President,	2004	143,200	35,000	—	—	—	21,151
General Counsel and	2003	130,000	20,000	—	9,266	—	20,056
Secretary of First Community Bank, N. A., and former Chief Financial Officer of the Corporation and Senior Vice President-Finance of First Community Bank, N. A

*	On November 15, 2005, the Board of Directors appointed Mark A. Wendel to the position of Chief Financial Officer. Robert L. Schumacher simultaneously moved from the position of Chief Financial Officer to the position of Senior Vice President and General Counsel of First Community Bank, N. A. and continues to serve as Secretary of First Community Bank, N. A.

(1)	The Corporation provides perquisites to the named officers, comprised of dues for country club membership and the personal use of Corporation vehicles or a vehicle allowance. The value of such benefits does not exceed the lesser of $50,000 or 10% of salary and bonus for any of the named officers.

(2)	Includes $11,855, $10,814, $8,677 and $8,750 in 401(k) matching contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2005. Includes $8,400, $8,400, $8,400 and $7,000 in ESOP contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2005. Includes $6,820, $2,415, $4,616 and $1,750 in Wrap Plan contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2005. Includes $2,958, $3,603, $1,371 and $2,630 in benefit accrual vesting of Executive Supplemental Retirement and Retention program benefits for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2005.

Stock Options

In 1999, the Corporation instituted a Stock Option Plan (the “Plan”) to encourage and facilitate investment in the Common Stock of the Corporation by key executives and to assist in the long-term retention of service by those executives. The Plan covers key executives as determined by the Corporation’s Board of Directors from time to time. Options under the Plan were granted in the form of non-statutory stock options with the aggregate number of shares of common stock available for grant under the Plan set at 332,750 shares. Total options granted under the Plan at December 31, 2005 represent the right to acquire an aggregate of 268,320 shares. Under the Plan, an optionee is deemed to have been granted options in five annual installments on January 1 of each year beginning January 1, 1999 through January 1, 2003. All stock options granted pursuant to the Plan vest ratably on the first through the seventh anniversary dates of the deemed grant date. The option price of each stock option is equal to the fair market value of the Corporation’s Common Stock on the date of each deemed grant during the five-year grant period. Vested stock options granted pursuant to the Plan are exercisable for a period of five years after the date of the grantee’s retirement (provided retirement occurs at or after age 62), disability, or death. If employment is terminated other than by retirement at or after age 62, disability, or death, vested options must be exercised within 90 days after the effective date of termination. Any option not exercised within such period will be deemed cancelled.

In the event of a change of control or upon dissolution of the Corporation, the stock options granted under the Plan continue to vest and are exercisable in accordance with the terms of the original grant. Change of control provisions further provide that any optionee who is terminated without cause by the Corporation, its successor or affiliate during the 12 months preceding, or at any time following a change of control, and any participant who remains employed by the Corporation or any affiliate during the 90-day period following a change of control and thereafter resigns, shall continue to receive grants on the deemed grant dates and vest as if the optionee continued to be employed, and optionee, or his estate, shall be entitled to exercise such options within five years after death or attainment of age 62, whichever first occurs.

In addition, the 2003 acquisition of The CommonWealth Bank added additional stock options of 120,155 shares (124,380 shares adjusted by the merger conversion factor of .9015 and the 10% stock dividend in 2003). These options included awards to employees and directors and were issued by The CommonWealth Bank in 12 grants beginning in 1994 and ending in 2002 with adjusted exercise prices ranging from $4.75 to $17.40. These options are fully vested and are exercisable for up to ten years following the grant date. At December 31, 2005, 11,318 options shares were outstanding and exercisable under the former CommonWealth Plan.

At its regularly scheduled meeting in January 2004, the Board of Directors adopted an additional plan, the 2004 Omnibus Stock Option Plan (the “2004 Plan”) of the Corporation, which was subsequently approved by the stockholders of the Corporation at the 2004 Annual Meeting. A total of 200,000 shares of Common Stock were reserved for future issuance pursuant to the 2004 Plan. The Board shall, in its discretion, determine from time to time which employees, officers, directors, consultants or independent contractors will participate in the Plan and receive awards under the Plan.

The Purpose of the Plan is to promote the long-term success of the Corporation and the creation of shareholder value by (a) encouraging officers, employees, directors and individuals performing services for the Corporation as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications, and (c) linking officers, employees, directors, consultants and independent contractors directly to shareholder interests through ownership of the Corporation. The Plan seeks to achieve this purpose by providing for awards in the form of options to purchase shares of the Corporation. Awards may be granted individually or in tandem with other awards.

The Board may from time to time grant to eligible participants awards of incentive stock options or non-qualified stock options; provided however that awards of incentive stock options shall be limited to employees of the Corporation or any of its subsidiaries. Options intended to qualify as incentive stock options generally must have an exercise price at least equal to the fair market value of a share of Common Stock at the time of grant. Non-qualified stock options may have an exercise price that is equal to, below, or above the fair market value of a share of

Common Stock at the time of grant. The exercise price applicable to a particular award shall be set forth in each individual award agreement.

The Board may from time to time grant restricted stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

The Board may, in its discretion, grant performance awards which become payable on account or attainment of one or more performance goals established by the Board. Performance awards may be paid by the delivery of Common Stock or cash, or any combination thereof, as determined in the sole discretion of the Board.

Incentive stock options and non-qualified stock options granted to participants shall become vested so that 25% of the option award shall vest as of the date of the grant and 25% of the option award shall vest on each one year anniversary thereafter, so that 100% of such option award shall be vested as of the third anniversary of the date of grant, unless otherwise determined in the discretion of the Board and memorialized in the stock award agreement. Notwithstanding the foregoing, no vesting shall occur on or after the date that an employee’s employment or personal services contract with the Corporation or any of its subsidiaries terminates for any reason other than his death, disability or retirement. In determining the number of shares of Common Stock with respect to which such awards are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

Awards granted to a participant shall generally be exercisable at any time on or after it vests until the earlier of (i) ten (10) years after its date of grant or (ii) the date that is six (6) months (ninety (90) days in the case of incentive stock options granted to employees) following the last day on which the participant is employed or renders services for the benefit of the Corporation or its subsidiaries.

The following table details options granted to executive officers in fiscal year 2005 under the 2004 Plan

Options Deemed Granted in Last Fiscal Year

	Number of	Percent of
	Securities	Total Options	Exercise of		Grant
	Underlying	Granted to All	Base		Date
	Options	Employees in	Price	Expiration	Present
Name	Granted	Fiscal Year	($/Share)	Date	Value(1)

Mark A. Wendel	15,000	47.36%	$29.20	10/25/15	$95,100

(1)	The grant date present value of options was determined using the Black-Scholes model with the following assumptions: risk-free interest rate of 4.41%, dividend yield of 3.49%, expected volatility of the market price of the Corporation’s common stock of 27.9%, and average expected life of 5.0 years.

Option Exercises in Last Fiscal Year

The following table sets forth certain information concerning exercises of stock options by the executive officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2005 and options held at December 31, 2005.

			Number of Securities		Value of Unexercised
	Shares	Value	Underlying Unexercised		In-the-Money
	Acquired on	Realized	Options at Year End		Options at Year End (2)
Name	Exercise	(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

John M. Mendez	—	—	44,342	20,150	$477,610	$155,532
Robert L. Buzzo	—	—	24,862	10,804	$274,778	$83,390
E. Stephen Lilly	—	—	26,970	10,781	$311,380	$83,210
Robert L. Schumacher	10,591	$183,404	13,238	13,233	$100,350	$102,129

(1)	Represents the market value per share of Common Stock at date of exercise, minus the exercise price per share of the options exercised times the number of shares of Common Stock represented by such options.

(2)	Represents the market value per share of Common Stock at fiscal year-end based on the December 31, 2005 closing price of $31.16, minus the exercise price per share of the options outstanding times the number of shares of Common Stock represented by such outstanding options.

Wrap Plan

The Corporation maintains a non-qualified Supplemental 401(k) Plan (“Wrap Plan”) for the purpose of providing deferred compensation which cannot be accumulated under the Qualified ESOP/401(k) Combined Plan provisions because of deferral and covered compensation limitations on tax-qualified pension plan benefits. The Corporation makes a non-qualified matching credit on employee contributions at the rate established in the 401(k) Plan (100% in 2005) of up to 6% of compensation deferred and also makes contributions in lieu of Qualified ESOP contributions for compensation in excess of the $205,000 compensation limit. Contributions under the Wrap Plan in 2005 for the covered persons are included in the Summary Compensation Table and are as follows: Mendez — $6,820; Buzzo — $2,415; Lilly — $4,616; and Schumacher — $1,750.

Executive Retention Plan

In 1999, the Corporation established an Executive Retention Plan for key members of senior management, including the individuals named in the Summary Compensation Table. This Plan provides for a benefit at normal retirement (age 62) targeted at 15% of final compensation projected at an assumed 3% salary progression rate. Benefits under the Executive Retention Plan become payable at Normal Retirement age 62 or at Early Retirement Age 60. Actual benefits payable under the Executive Retention Plan are dependent on an indexed retirement benefit formula that accrues benefits equal to the aggregate after-tax income of associated life insurance contracts less the Corporation’s tax-effected cost of funds for that plan year. Benefits under the Executive Retention Plan are dependent on the performance of the insurance contracts and are not guaranteed by the Corporation.

In connection with the Executive Retention Plan, the Corporation has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the “Agreements”) with the executives covered under the Retention Plan. Under the Agreements, the Corporation shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the executives under life insurance contracts referenced in the Executive Retention Plan. The Corporation as owner of the policies retains a 20% interest in life proceeds and a 100% interest in the cash surrender value of the policies.

The Executive Retention Plan also contains provisions for change of control, as defined, which allow the executives to retain benefits under the Plan in the event of a termination of service, other than for cause, during the twelve months prior to a change in control or anytime thereafter, unless the executive voluntarily terminates his employment within 90 days following the change in control.

The vesting schedule under the plan provides for graded vesting of benefits. Benefits under the Executive Retention Plan, which begin to accrue with respect to years of service under the Plan, vest 25% after five years, 50% after ten years, 75% after 15 years, and an additional 5% per year thereafter, with vesting accelerated to 100% at age 62.

Directors’ Supplemental Retirement Plan

In 2001, the Corporation established a Directors’ Supplemental Retirement Plan for its non-employee directors. This Plan provides for a benefit upon retirement from service on the Board at specified ages depending upon length of service. Benefits under the Supplemental Retirement Plan become payable at age 70, 75 and 78 depending upon the individual director’s age and original date of election to the Board. Actual benefits payable under the Supplemental Retirement Plan are dependent on an indexed retirement benefit formula that accrues benefits equal to the aggregate after-tax income of associated life insurance contracts less the Corporation’s tax-effected cost of funds for that plan year. Benefits under the Supplemental Retirement Plan are dependent on the performance of the insurance contracts and are not guaranteed by the Corporation.

In connection with the Directors’ Supplemental Retirement Plan, the Corporation has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the “Agreements”) with certain directors covered under the Plan. Under the Agreements, the Corporation shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the directors under life insurance contracts referenced in the Supplemental Retirement Plan. The Corporation as owner of the policies retains a 20% interest in life proceeds and a 100% interest in the cash surrender value of the policies.

The Supplemental Retirement Plan also contains provisions for change of control, as defined, which allow the directors to retain benefits under the Plan in the event of a termination of service, other than for cause, during the twelve months prior to a change in control or anytime thereafter, unless the director voluntarily terminates his service within 90 days following the change in control.

The Supplemental Retirement Plan was designed to retain the future services of directors. Benefits become payable in a lump sum commencing 30 days following termination of service, except for cause, prior to retirement age as defined in the Plan document.

Indemnification Agreements

The Corporation and its subsidiary bank have Indemnification Agreements for all directors, executive officers Mendez, Buzzo, Lilly, Schumacher and certain other officers. The Indemnification Agreements indemnify each director and officer to the fullest extent permitted by law. The Indemnification Agreements cover all expenses (including attorneys fees), judgments, fines and amounts paid in settlement, if such settlement is approved in advance by the Corporation, paid in any matter relating to the director’s or officer’s role as the Corporation’s director, officer, employee or agent when serving as its representative with respect to another entity. A director or officer would not be entitled to indemnification in connection with a proceeding or claim initiated by such director or officer voluntarily and that is not a defense.

Comparative Performance of the Corporation

The following chart was compiled by SNL Securities, LC, and compares cumulative total shareholder return on the Corporation’s Common Stock for the five-year period ended December 31, 2005 with cumulative total shareholder return of: (1) The Standard & Poor’s 500 market index (“S&P 500”); and (2) a group of 23 Peer Bank Holding Companies (Asset Size & Regional Peer Group).

First Community Bancshares, Inc.

	Period Ending
Index	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
First Community Bancshares, Inc.	100.00	172.43	204.58	249.84	280.48	250.42
S&P 500	100.00	88.11	68.64	88.33	97.94	102.74
Asset & Regional Peer Group**	100.00	124.29	164.66	222.13	266.31	268.25

*	Source: SNL Financial LC, Charlottesville, VA © 2006

**	The Asset Size & Regional Peer Group consists of the 35 banks that are traded on the Nasdaq, OTC Bulletin Board and Pink Sheet Companies with total assets between $1 Billion-$5 Billion in the Southeast.

OTHER MATTERS

All properly executed proxies received by the Corporation will be voted at the Annual Meeting in accordance with the specifications contained thereon. The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the proxy materials enclosed will vote in accordance with their judgment upon such matter.

ANNUAL REPORTS

A copy of the Corporation’s Form 10-K for the year ended December 31, 2005 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Corporation will furnish to any stockholder without charge a copy of the Corporation’s Annual Report on Form 10-K for fiscal 2005 required to be filed under the Exchange Act. Such written requests should be directed to the Chief Financial Officer, First Community Bancshares, Inc., P. O. Box 989, One Community Place, Bluefield, Virginia 24605-0989. The Form 10-K is not part of the proxy solicitation materials.

STOCKHOLDERS’ PROPOSALS

Shareholders may communicate with the Board of Directors by sending a letter to the First Community Bancshares, Inc. Board of Directors, c/o Corporate Secretary, First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605- 0989. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

If any stockholder intends to include a proposal in the Corporation’s proxy statement for the 2007 Annual Meeting, such proposal must be submitted to Robert L. Buzzo, Corporate Secretary, First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia, 24605-0989, and received by the Corporation at its principal executive offices on or before November 21, 2006. Otherwise, such proposal will not be considered for inclusion in the Corporation’s Proxy Statement for such meeting. In order to be considered for possible action by stockholders at the 2007 Annual Meeting of Stockholders, stockholder proposals not included in the Corporation’s proxy statement must be submitted to Robert L. Buzzo, Corporate Secretary, at the address set forth above, no later than February 6, 2007.

Shareholders are urged to properly complete, execute and return the enclosed form of proxy or vote via the Internet or toll free number provided elsewhere in the proxy material.

By Order of the Board of Directors

Robert L. Buzzo, Secretary to the Board

March 21, 2006

APPENDIX A

FIRST COMMUNITY BANCSHARES, INC.
AUDIT COMMITTEE CHARTER

The Board of Directors of First Community Bancshares, Inc. (the “Company”) has constituted and established an Audit Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.	COMPOSITION

The Committee shall consist of three or more directors, each of whom is “independent” as such term is defined in the Sarbanes-Oxley Act of 2002 (the “Act”) and regulations promulgated thereunder and under the rules of the NASDAQ National Market.

Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the company’s balance sheet, income statement and cash flow statement).

B.	MISSION STATEMENT AND PRINCIPAL FUNCTIONS

The Committee shall have access to all records of the Company, and may exercise such powers, as are appropriate and necessary to its purpose. The Committee shall perform the following functions:

(1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

(2) Review the Company’s audited financial statements and related footnotes and the “Management’s Discussion and Analysis” portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be incorporated by reference in the Company’s annual report on Form 10-K, based upon the Committee’s review and discussions with its independent public accounting firm.

(3) Review the Company’s unaudited financial statements and related footnotes and the “Management Discussion and Analysis” portion of the Company’s Form 10-Q for each interim quarter and ensure that the independent public accounting firm also reviews the Company’s interim financial statements before the Company files its quarterly report on Form 10-Q with the Securities and Exchange Commission (the “SEC”.)

(4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

(5) Meet with the Company’s legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

(6) Work to ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

(7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto, recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

(8) Review and reassess the adequacy of this Charter annually.

Independent Accountants:

(9) Be directly responsible for the appointment and approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company; such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board; and such registered public accounting firm shall be instructed to report directly to the Committee.

(10) Approve in advance any non-audit service permitted by the Act, including tax services that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act.

(11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company approval by the Committee of allowable non-audit services to be performed for the Company by the registered public accounting firm performing the Company’s audit.

(12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

(13) Receive a timely report from its registered public accounting firm performing the audit of the Company, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information within generally accepted accounting principles that has been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company, including, but not limited to, any reports on internal controls and adjusted or unadjusted differences.

(14) Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm that firm’s independence.

(15) Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

(16) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee’s duties.

(17) Submit to the Chief Financial Officer of the Company both an annual budget and invoices to fund appropriate compensation to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee.

(18) Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm’s objectivity or independence, and take appropriate actions to ensure such independence.

Internal Audit Department:

(19) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries (each, a “Subsidiary”) by internal auditors who report to the Committee and the Board of Directors.

(20) Review and approve the audit plan and budget of the Internal Audit Department, which may be established for any Subsidiary, which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

(21) Select and/or dismiss the Director of Internal Audit.

(22) Review the scope and coordination efforts of the joint internal/external audit program with both internal auditors and the registered public accounting firm.

(23) Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of each Subsidiary and supervise and direct any special projects or investigations considered necessary by the Committee.

(24) Review reports of internal auditors and examinations made by regulatory agencies and management’s response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

(25) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

Regulatory Compliance:

(26) Monitor an appropriate compliance program covering the Company to assure compliance with the laws and regulations applicable to the SEC, PCAOB, FASB, IRS, etc. The regulatory compliance program covering the Subsidiary is the responsibility of the Subsidiary’s Compliance Committee.

(27) Review audit reports, compliance monitoring reports, and other issues reported by the Director of Auditing covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

(28) To the extent applicable, receive reports on a Subsidiary’s compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

Internal Control:

(29) Review periodically the scope and implications of the Company’s internal financial procedures and consider their adequacy.

(30) Maintain direct access to the staff of the Company. If useful, require that studies be initiated on subjects of special interest to the Committee.

(31) Review the comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into the Company’s internal financial procedures.

(32) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Regulatory Examiners:

(33) Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

(34) Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

Special Duties:

(35) Make special studies of matters related to the financial operations of the Company or its Subsidiaries or to allegations of managerial misconduct by its executives.

C.	MEETINGS

Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

Amended and Approved February 28, 2006
By the Parent Board Meeting

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.   The Election of 3 directors — Class of 2009.

01 I. Norris Kantor
02 A. A. Modena			FOR
03 William P. Stafford, II	FOR	WITHHOLD	All Except
	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	To transact such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

	Please check if you plan to attend the Stockholder’s Meeting on April 25, 2006.		☐

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Signature  _________________________________   Signature  ________________________________   Date  _______________  , 2006

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time on April 24, 2006, the day prior to annual meeting.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/fcb Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY
FIRST COMMUNITY BANCSHARES, INC.
ONE COMMUNITY PLACE
BLUEFIELD, VIRGINIA 24605

ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of The Board of Directors
     The undersigned hereby constitutes and appoints Steven G. Layfield and Jeffery L. Farmer, or either of them, attorney and proxy with full power of substitution, to represent at the Annual Meeting of the Stockholders of First Community Bancshares, Inc. to be held on Tuesday April 25, 2006, at the Corporate offices of First Community Bancshares, Inc., Bluefield, Virginia, at 3:00 P.M., local time, and any adjournments thereof, with all power then possessed by the undersigned, and to vote, at that meeting or any adjournment thereof, all shares which the undersigned would be entitled to vote if personally present.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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